Amendment No. 1

to

Share Charge Agreement

THIS AMENDMENT NO. 1 TO SHARE CHARGE AGREEMENT (this “Amendment”) is entered into this 6th day of December, 2011, by Wayfast Holdings Limited, a British Virgin Islands corporation (the “Chargor”) in favor of 天津乔博信道股权投资基金合伙企业(有限合伙) (Tianjin Cube Xindao Equity Investment Fund Partnership (LLP)); 天津乔博信德股权投资基金合伙企业(有限合伙) (Tianjin Cube Xinde Equity Investment Fund Partnership (LLP)); 天津乔博信仁股权投资基金合伙企业(有限合伙) (Tianjin Cube Xinren Equity Investment Fund Partnership (LLP)); and 天津乔博信艺股权投资基金合伙企业(有限合伙) (Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP)) as pledgees with respect to the Shares (as defined below) (with their successors in such capacity, collectively the “Lenders” or “Chargors” and individually, a “Lender” or “Chargor”).

RECITALS

WHEREAS, Xian Xinxing Real Estate Development Co., Ltd. (西安新兴房地产开发有限公司) (the “Obligor”), as Borrower and the wholly-owned subsidiary of the Chargor and the Lenders are direct and indirect parties to various Loan Agreements and certain agreements related thereto dated on or about January 27, 2011 (as amended, restated, or otherwise modified from time to time, the “Loan Agreements”) involving the Lenders separately entrusting China Construction Bank Co. Ltd. (Shanxi Branch) (中国建设银行股份有限公司陕西省分行) to provide a loan of approximately RMB200,000,000 (Two Hundred Million Renminbi Yuan) in aggregate amount to the Obligor (the “Secured Indebtedness”);

WHEREAS, the Chargor and the Lenders are parties to that certain share charge agreement dated on or about January 26, 2011 (the “Share Charge Agreement”);

WHEREAS, the Chargor, the Lenders and the Obligor wish to extend the Loan Agreement for an additional six (6) months with the new maturity date being July 27, 2012;

WHEREAS, in order to extend the Loan Agreement and subject to Clause 1.1 Section 2.6 below, it is necessary to extend the Share Charge Agreement up to the date that the Secured Indebtedness (such Secured Indebtedness including 100% of the RMB200 million loan principal, plus any accrued and unpaid interest charges and all related penalties and contractual liabilities (if any)) are settled in full by the Obligor and/or the Chargor (the “Extension”);

WHEREAS, the Chargor, the Lenders, and the Obligor desire to amend the Share Charge Agreement upon the terms and conditions more fully set forth herein in order to effect the Extension.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Share Charge Agreement.

1.1 Section 2.6. Discharge. Section 2.6 of the Share Charge Agreement is amended to add the following subsection:

“Unless otherwise terminated earlier pursuant to other provisions hereunder or extended by amendment hereto, this Deed shall expire on the date that the Secured Indebtedness (such Secured Indebtedness including 100% of the RMB200 million loan principal, plus any accrued and unpaid interest charges and all penalties and contractual liabilities (if any)) are settled in full by the Obligor and/or the Chargor).”

2. Miscellaneous

2.1 This Amendment is prepared in accordance with Section 18.5 of the Share Charge Agreement. This Amendment is supplemental to the Share Charge Agreement and shall be construed as a part thereof. In the event of any conflict between the terms of this Amendment and the terms of the Share Charge Agreement the terms of this Amendment shall prevail and be binding upon the parties hereto. Save and except as amended, supplemented and restated by (or in conflict with the terms of) this Amendment, all provisions of the Share Charge Agreement shall remain unchanged and the Share Charge Agreement shall continue in full force and effect and shall be binding upon the parties hereto.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Share Charge Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CHARGOR

WAYFAST HOLDINGS LIMITED

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual

OBLIGOR

Xian Xinxing Real Estate Development Co., Ltd.

(Chinese translation: 西安新兴房地产开发有限公司)

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual

CHARGEES

Tianjin Cube Xindao Equity Investment Fund Partnership (LLP)

(Chinese Translation: 天津乔博信道股权投资基金合伙企业(有限合伙))

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual

Tianjin Cube Xinde Equity Investment Fund Partnership (LLP)

(Chinese Translation: 天津乔博信德股权投资基金合伙企业(有限合伙))

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual

Tianjin Cube Xinren Equity Investment Fund Partnership (LLP)

(Chinese Translation: 天津乔博信仁股权投资基金合伙企业(有限合伙))

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual

Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP)

(Chinese Translation: 天津乔博信艺股权投资基金合伙企业(有限合伙))

By: /s/ Authorized Individual

Name: Authorized Individual
Title: Authorized Individual